2200 W. Airfield Drive - DFW Airport, TX 75261 Exhibit 10.1 THRYV HOLDINGS, INC. 2020 INCENTIVE AWARD PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT NON-EMPLOYEE DIRECTOR This Restricted Stock Unit Award Agreement (this “Award Agreement”), dated as of the Grant Date set forth below, sets forth the terms and conditions of the grant by Thryv Holdings, Inc., a Delaware corporation (the “Company”) to the Participant (as set forth below) of a number of Restricted Stock Units (the “RSUs”) as set forth below (the “Award”) pursuant to the Company’s 2020 Incentive Award Plan, as may be amended from time to time (the “Plan”). The Award is subject to all of the terms and conditions set forth in this Award Agreement as well as in the Plan (the terms of which are incorporated herein by reference). Capitalized terms used in this Award Agreement and not defined herein have the meanings ascribed to them in the Plan. Name of Participant: #ParticipantName# Grant Date: #GrantDate# Total Number of RSUs: #QuantityGranted# Vesting Schedule: Except as otherwise provided in the Award Agreement, the Award shall vest according to the following schedule: 100% of the RSUs will vest on the first anniversary of the Grant Date (the “Vesting Date”), subject to the Participant’s Continuous Service on the Vesting Date. 1. Grant of RSU Award. (a) Grant. Pursuant to this Award Agreement, the Company hereby grants to the Participant an Award under the Plan of the total number of RSUs indicated above. The Award is being granted pursuant to the terms of the Plan. (b) Consideration; Subject to Plan. The grant of the Award is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. 2. Vesting Schedule; Termination of Continuous Service. Except as otherwise provided in this Section 2, the RSUs will become vested in such amounts and at such times as set forth above. (a) Termination by the Company without Cause (no Change in Control) or due to Disability. In the event the Participant’s Continuous Service is terminated by the Company without

2200 W. Airfield Drive - DFW Airport, TX 75261 Cause and such termination does not occur within the period starting six months prior to a Change in Control and ending 12 months following a Change in Control (the “Change in Control Period”) or due to the Participant’s Disability, a pro rata portion of the unvested RSUs that otherwise would have vested on the Vesting Date will become immediately vested and settled in accordance with Section 3(a). Such pro rata portion shall be determined based on a fraction, (i) the numerator of which equals the number of days elapsed from the Grant Date through the date of such termination and (ii) the denominator of which equals 365. Except as provided in the preceding sentence, any RSUs that are unvested as of the date of termination shall be forfeited and canceled for no consideration. (b) Termination by the Company without Cause During the Change in Control Period. In the event the Participant’s Continuous Service is terminated by the Company without Cause during the Change in Control Period, all unvested RSUs will become vested as of the later of the date of such termination or the date of the Change in Control. (c) Termination due to Death. In the event the Participant’s Continuous Service is terminated as a result of the Participant’s death, a pro rata portion of the unvested RSUs that otherwise would have vested on the Vesting Date will become immediately vested and settled in accordance with Section 3(b). Such pro rata portion shall be determined based on a fraction, (i) the numerator of which equals the number of days elapsed from the Grant Date through the date of such termination and (ii) the denominator of which equals 365. Except as provided in the preceding sentence, any RSUs that are unvested as of the date of termination shall be forfeited and canceled for no consideration. (d) Termination by Participant. In the event the Participant’s Continuous Service is terminated by the Participant for any reason, or for no reason, all RSUs that are unvested as of the date of termination shall be forfeited and canceled for no consideration. Except as set forth in Section 9, any vested RSUs that have not been settled will be settled in accordance with Section 3(a) and the Participant will be eligible to retain all shares of Stock issued on settlement of RSUs under this Award. (e) Termination by the Company for Cause. In the event the Participant’s Continuous Service is terminated by the Company for Cause (which includes, for the avoidance of doubt, the removal of Participant from the Board for Cause), all RSUs, including any RSUs that have vested but have not been settled, shall be forfeited and canceled for no consideration upon notification to the Participant of termination of the Participant’s Continuous Service for Cause, and any shares of Stock received upon settlement of any RSUs under this Award Agreement will be subject to claw-back by the Company. If the Participant is under investigation for a potential “for Cause” termination, all of the Participant’s rights under the Award, including the right to vesting or settlement of any RSUs, shall be suspended during the investigation period and the Participant shall not be permitted to receive treatment consistent with another type of termination of Continuous Service prior to the conclusion of the investigation. Accordingly, the forfeiture and claw-back provisions above will remain in force until such time as the Committee determines whether to terminate the Participant’s Continuous Service for Cause and cause any unvested RSUs to be forfeited and any shares of Stock received upon settlement of any RSUs under this Award Agreement that previously vested to be subject to claw-back.

2200 W. Airfield Drive - DFW Airport, TX 75261 (f) Accelerated Vesting on Change in Control if Award not Assumed or Substituted. In the event there is a Change in Control and the surviving, successor or transferee corporation fails to either assume the Award or provide for substitution of a comparable award, then all unvested RSUs shall become vested immediately prior to the Change in Control. (g) Committee Determinations. The Committee shall have absolute discretion to determine the date and circumstances of termination of the Participant’s Continuous Service for purposes of the Award, and its determination shall be final, conclusive and binding upon the Participant and all other persons. 3. Settlement. (a) In General. Subject to the terms of this Award Agreement and except as provided in Section 3(b), upon vesting of any of the RSUs the Company shall deliver to the Participant one share of Stock for each such vested RSU as soon as reasonably practicable after the Vesting Date, and in any event no later than the 30th day after the Vesting Date. Upon delivery, such shares of Stock shall be fully assignable, saleable and transferable by the Participant, provided that any such assignment, sale, transfer or other alienation with respect to such shares of Stock shall be in accordance with applicable securities laws and Company policies. (b) Upon Termination due to Participant’s Death. Notwithstanding anything in this Award Agreement to the contrary, upon vesting of any of the RSUs under Section 2(b) as a result of the Participant’s death, the Company shall deliver to the Participant’s Beneficiary for each such vested RSU, as determined by the Committee in its sole discretion, one share of Stock, or the Fair Market Value thereof, as soon as reasonably practicable, and in any event no later than the 90th day after the Participant’s date of death. Any shares of Stock so delivered shall be fully assignable, saleable and transferable by the Participant’s Beneficiary, provided that any such assignment, sale, transfer or other alienation with respect to such shares of Stock shall be in accordance with applicable securities laws and Company policies. 4. Stock Ownership and Retention Guidelines. If the Participant is subject to Section 16 of the Exchange Act at the time of settlement of any RSUs under this Award, any shares of Stock issued in respect of such RSUs pursuant to the Award shall be subject to the stock ownership and retention guidelines set forth in Exhibit A, which shall be considered a part of this Award Agreement. 5. Securities Law Compliance. The grant of this Award and the issuance and transfer of shares of Stock underlying the RSUs on settlement thereof shall be subject to compliance by the Company and the Participant with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Stock may be listed at the time of such issuance or transfer. In no event may shares of Stock be issued or transferred on settlement of RSUs unless the shares of Stock to be issued are then registered under the Securities Act or, if not registered, the Company has determined that the issuance of the shares of Stock would be exempt from the registration requirements of the Securities Act.

2200 W. Airfield Drive - DFW Airport, TX 75261 6. Stop Transfer Instructions. To ensure compliance with the restrictions imposed by this Award Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. 7. Taxes. The Participant is ultimately liable and responsible for all taxes owed in connection with this Award, regardless of any action the Company takes with respect to any tax withholding obligations that arise in connection with this Award. 8. Restrictions. Except to the extent otherwise permitted and approved by the Committee (after taking into account applicable securities laws), the RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred by the Participant, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall result in such RSUs being automatically cancelled by the Company. In such case, all of the Participant’s rights to the RSUs shall immediately terminate. 9. Restrictive Covenants. (a) Without limiting any other non-competition, non-solicitation, non-disparagement or non-disclosure or other similar agreement to which the Participant may be a party, as an inducement to the Company to enter into this Award Agreement, the Participant represents to, and covenants with or in favor of, the Company that the Participant will comply with all of the restrictive covenants set out in the Addendum to this Award Agreement (the “Restrictive Covenants”), which shall be considered a part of this Award Agreement, as a condition to the Company’s obligation to provide the RSUs to the Participant under the Award or to settle the RSUs. (b) In the event the Participant violates any of the Restrictive Covenants, in addition to any other remedy that may be available at law or in equity, all RSUs, including any RSUs that have vested but have not been settled, shall be forfeited and canceled for no consideration as of the date on which such violation first occurs, and any shares of Stock received upon settlement of RSUs under the Award will be subject to claw-back by the Company. The foregoing rights and remedies are in addition to any other rights and remedies that may be available to the Company and shall not prevent (and the Participant shall not assert that they shall prevent) the Company from bringing one or more actions in any applicable jurisdiction to recover damages as a result of the Participant’s breach of any of the Restrictive Covenants. 10. Adjustment in Certain Events. The RSUs, and the shares of Stock underlying the RSUs, may be adjusted or terminated in any manner as contemplated by Section 9(d) of the Plan. 11. No Guarantee of Continued Service. The grant of this Award does not constitute an assurance of continued service for any period or in any way interfere with the Company’s right to

2200 W. Airfield Drive - DFW Airport, TX 75261 terminate the Participant’s Continuous Service or to change the terms and conditions of the Participant’s Continuous Service. 12. Notices. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Company at its principal office (currently 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, TX 75261; Attention: Jennifer Sloan, Director, Total Rewards) with a copy emailed to the attention of Jennifer Sloan, Director, Total Rewards (Jennifer.sloan@thryv.com), and to the Participant at the address reflected or last reflected on the records of the Company. Any notice shall be enclosed in a properly sealed and addressed envelope, registered or certified, and deposited (postage and registry or certification fee prepaid) in a government post office of mailbox or sent by nationally recognized overnight courier, and a copy of such notice shall be emailed. Any such notice shall be given only when received, but if the Participant is no longer providing services to the Company, the notice shall be deemed to have been duly given five business days after the date mailed in accordance with this Section 12 (or, if sent for overnight delivery by a nationally recognized overnight courier, on the next business day). 13. Plan. The Award and all of the Participant’s rights under this Award Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Participant agrees to be bound by the terms of the Plan and this Award Agreement. The Participant acknowledges having read the Plan and this Award Agreement. If any of the terms of this Award Agreement conflict with the terms of the Plan, the terms of the Plan shall be controlling. 14. Administration. The Committee has the sole power to interpret the Plan and this Award Agreement and to act upon all matters relating to Awards granted under the Plan. Any decision, determination, interpretation, or other action taken pursuant to the provisions of the Plan by the Committee shall be final, binding, and conclusive. 15. Section 409A. This Award Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Award Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code. 16. Entire Agreement; Amendment. (a) This Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. (b) The Committee may from time to time amend the terms of this Award Agreement or the rules and regulations governing this Award Agreement in accordance with the terms of the Plan in

2200 W. Airfield Drive - DFW Airport, TX 75261 effect at the time of such amendment, but no amendment which is unfavorable to the Participant can be made without the Participant’s written consent. The Plan is of unlimited duration, but may be amended, terminated or discontinued by the Board at any time. However, no amendment, termination or discontinuance of the Plan will unfavorably affect this Award. 17. Effect of this Award Agreement. This Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Company. 18. Governing Law; Arbitration; Severability; Miscellaneous. (a) Governing Law. Except as and to the extent otherwise provided in the Addendum, this Award Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to conflict of law principles thereof that would give effect to the law of another state. (b) Construction. The language of all parts of the Plan and the Award Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties. There are no other representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to this Award which are not fully expressed herein. If a court of competent jurisdiction determines that any provision of this Award Agreement, including the Restrictive Covenants, is unenforceable or overbroad, the parties agree that they shall ask the court to modify, or “blue pencil,” such provision to allow for enforcement to the fullest extent permitted by law. (c) Limited Rights. The Participant shall have no rights as a stockholder of the Company with respect to the RSUs and no entitlement to the privileges of ownership in respect of shares of Stock underlying the RSUs until such shares have been delivered to the Participant. The Participant’s rights with respect to the shares of Stock delivered upon settlement of the Award after the date of such issuance are subject to the terms and conditions set forth herein. (d) Severability. If it is determined that any portion of this Award Agreement, including the Restrictive Covenants, or the Plan is in violation of any statute or public policy, then only the portions of the Award Agreement or the Plan, as applicable, that violate such statute or public policy shall be stricken, and all portions of the Award Agreement and the Plan that do not violate any statute or public policy shall continue in full force act. Furthermore, it is the parties’ intent that any court order striking any portion of the Award Agreement or the Plan should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder. (e) Counterparts. This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

2200 W. Airfield Drive - DFW Airport, TX 75261 (f) Section Headings. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof. (g) Death or Disability. References herein to obligations applicable to the Participant (excluding, for purposes of clarity, the requirement that all services that are a precondition to vesting of the Award be performed by the Participant) shall include references to the Participant’s Beneficiary or personal representative if the Participant dies or becomes incapacitated. (h) Further Assurances. Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein. (i) Data Privacy. The Participant expressly consent to the collection, use and transfer, in electronic or other form, of the Participant’s Data by and among the Company, its Subsidiaries and Affiliates, and any broker or third party assisting the Company in administering the Plan or providing recordkeeping services for the Plan, for the purpose of implementing, administering and managing participation in the Plan, as further described in Section 9(u) of the Plan. Through acceptance of the Award, the Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates and Subsidiaries or the Participant may elect to deposit any shares of Stock. The Company may cancel the Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein. If the Participant is a citizen or resident of Australia, the Participant consent to the disclosure of the Participant’s Data under this Section 18(i) includes disclosure to overseas recipients (including persons located in the United States of America and elsewhere). The Participant acknowledges that, by consenting to such disclosures, Australian Privacy Principle 8.1 will not apply to the disclosure and as a result the Company or any of its Subsidiaries or Affiliates (as applicable) will not be accountable under the Privacy Act 1988 (Commonwealth) (the “Australian Privacy Act”) and the Participant may not be able to seek redress under the Australian Privacy Act in respect of this Data. 19. Insider Trading Policy. As a reminder you are required to comply with our Insider Trading Policy. This includes not trading in Thryv securities if you are aware of any material nonpublic information related to Thryv. If you are deemed as a “Covered Person” you must also always obtain pre- clearance from Lesley Bolger, Chief Legal Officer & HR. [Signature page follows]

2200 W. Airfield Drive - DFW Airport, TX 75261 IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Unit Award Agreement as of the date first set forth above. THRYV HOLDINGS, INC. Name: Paul Rouse Title: Chief Financial Officer & Treasurer PARTICIPANT Signature: #Signature# Name: #ParticipantName# Date: #Date#

2200 W. Airfield Drive - DFW Airport, TX 75261 Addendum to Award Agreement (Non-Employee Director) RESTRICTIVE COVENANTS This Addendum is considered a part of the Award Agreement to which it is attached or otherwise accompanying. Terms not otherwise defined in this Addendum or elsewhere in the Award Agreement shall have the meaning ascribed thereto in the Plan. 1. Confidential information. (a) The Participant acknowledges that through his or her service with the Group the Participant has acquired and had access to the Confidential Information (as defined below) of the Group, and that he or she will continue to acquire and have access to such Confidential Information. The Participant further acknowledge that such Confidential Information, including trade secrets and other business processes, are utilized by the Group throughout the entire United States and in other locations in which it conducts business. The Participant agrees that the Group may prevent the use or disclosure of its Confidential Information through use of an injunction or other means and acknowledge that the Group has taken all reasonable steps necessary to protect the secrecy of the Confidential Information. The Participant agrees that he or she has not used or disclosed any Confidential Information to any third party without authorization, and will not do so in the future, and further agrees to return all documents or any other item or source containing Confidential Information or any other property of the Group, to the Group immediately upon termination of service with the Group for any reason. The Participant’s confidentiality obligation shall remain in effect, both during and after service with the Group, for as long as the information or materials in question retain their status as Confidential Information. The Participant also agrees to respond to requests by the Group for information pertaining or relating to the Group which may be within the Participant’s knowledge. This Award Agreement is not intended to, and does not, alter either the Group’s rights or the Participant’s obligations under any state or federal statutory or common law regarding trade secrets and unfair trade practices. (b) For Participants who are citizens or residents of the United States, nothing in this Award Agreement is intended to interfere with the Participant’s right to report possible violations of law or regulation to, or to cooperate in an investigation conducted by, any governmental agency or entity, including the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1833(b), nothing in this Award Agreement shall be interpreted to expose the Participant to criminal or civil liability under Federal or state trade secret law for disclosure, in confidence, of trade secrets (i) to Federal, state, and local government officials, directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, provided the filing is made under seal and otherwise protected from disclosure except pursuant to court order. If the Participant files a lawsuit for retaliation for reporting a suspected violation of law, he or she may disclose trade

2200 W. Airfield Drive - DFW Airport, TX 75261 secrets to his or her attorney and use the trade secret information in a court proceeding, provided that the Participant files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. (c) For purposes of the restrictive covenants set forth in this Addendum to the Award Agreement (the “Restrictive Covenants”), “Confidential Information” means all data, information, ideas, concepts, discoveries, trade secrets, inventions (whether or not patentable or reduced to practice), innovations, improvements, know-how, developments, techniques, methods, processes, treatments, drawings, sketches, specifications, designs, plans, patterns, models, plans and strategies, and all other confidential or proprietary information or trade secrets in any form or medium (whether merely remembered or embodied in a tangible or intangible form or medium) whether now or hereafter existing, relating to or arising from the past, current or potential business, activities and/or operations of the Group, including, without limitation, any such information relating to or concerning finances, sales, marketing, advertising, transition, promotions, pricing, personnel, customers, suppliers, vendors, raw partners and/or competitors. Confidential Information does not include information that (i) was known to the public prior to its disclosure to the Participant; (ii) becomes generally known to the public subsequent to disclosure to the Participant through no wrongful act of the Participant or any representative of the Participant; (iii) was known to the Participant prior to his or her service with the Group (the Company acknowledging that the Participant has had extensive experience in the Group’s industry). 2. Non-Competition. The Participant acknowledges and agrees that (i) the Participant performs services of a unique nature for the Group that are irreplaceable, and that the Participant’s performance of such services in violation of this provision to a competing business will result in irreparable harm to the Group; (ii) the Participant has had and will continue to have access to Confidential Information which, if disclosed, would unfairly and inappropriately assist in competition against the Company and its Subsidiaries and Affiliates; (iii) the Company and its Subsidiaries and Affiliates have substantial relationships with their customers and the Participant has had and will continue to have access to these customers; and (iv) the Participant has generated and will continue to generate goodwill for the Company and its Subsidiaries and Affiliates in the course of the Participant’s service. Accordingly, the Participant agrees that, during the Participant’s service with the Group and for a period of 12 months thereafter (the “Restricted Period”), the Participant will not, directly or indirectly, own, manage, operate, control, be employed or engaged by (whether as an employee, consultant, independent contractor or otherwise, and whether or not for compensation) or render services to any person, firm, corporation or other entity, in whatever form, engaged in competition with the Company or any of its Subsidiaries or Affiliates or in any other material business in which the Company or any of its Subsidiaries or Affiliates is engaged on the date of termination or in which they have planned, on or prior to such date, to be engaged in on or after such date, in any locale of any country in which the Group conducts business or otherwise engage in conduct that interferes or conflicts with the Participant’s duties to the Group or creates a potential business or fiduciary conflict. Notwithstanding the foregoing, nothing herein shall prohibit the Participant from being a passive owner of not more than 3% of the equity securities or public debt

2200 W. Airfield Drive - DFW Airport, TX 75261 of a publicly traded corporation engaged in a business that is in competition with the Company or any of its Subsidiaries or Affiliates or through a private equity, venture capital or other commingled fund, so long as the Participant has no active participation in the business of such corporation. In addition, the provisions of this Section 2 of the Addendum shall not be violated by the Participant commencing employment or engagement with a subsidiary, division or unit of any entity that engages in a business in competition with the Company or any of its Subsidiaries or Affiliates so long as the Participant and such subsidiary, division or unit does not engage in a business in competition with the Company or any of its Subsidiaries or Affiliates. 3. Non-Solicitation of Employees, Non-Interference. The Participant acknowledges that through his or her service with the Group the Participant has acquired and had access to, and will continue to acquire and have access to, Confidential Information concerning the performance and qualifications of Group employees. Accordingly, the Participant agrees that during the Participant’s service with any member of the Group and for a period of 12 months thereafter, the Participant will not, except in the furtherance of the Participant’s duties to any member of the Group, directly or indirectly, individually or on behalf of any other person, firm, corporation or other entity: (A) solicit, aid or induce any employee, contractor, representative or agent of the Company or any of its Subsidiaries or Affiliates to leave such employment or retention or to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Group or hire or retain any such employee, contractor, representative or agent, or take any action to materially assist or aid any other person, firm, corporation or other entity in identifying, hiring or soliciting any such employee, representative or agent; or (B) interfere, or aid or induce any other person or entity in interfering, with the relationship between the Company or any of its Subsidiaries or Affiliates, on the one hand, and any of their respective stockholders, partners, principals, owners, officers, directors, employees, contractors, consultants, customers, vendors, joint venturers, licensors or other business relations on the other hand. An employee, contractor, representative or agent shall be deemed covered by this Section 3 of the Addendum while so employed or retained and for a period of 12 months thereafter. The foregoing shall not be violated by general advertising not targeted at the Group’s employees, contractors, representatives or agents, serving as a reference upon request, or utilizing representatives or agents that serve multiple entities (provided that such utilization does not interfere with the Group’s relationships). 4. Reasonableness and Limits of Restrictions. The Participant agrees and acknowledges that the covenants in this Addendum (i) are reasonable, appropriate, necessary, and narrowly tailored to protect the legitimate business interests of the Company and its Subsidiaries and Affiliates, including but not limited to its legitimate interest in protecting valuable Group Confidential Information, trade secrets, customer goodwill, and specialized training provided to the Participant; (ii) are reasonable in terms of time, geographic scope, and activities restricted and are intended to operate to their maximum extent; (iii) are designed to prevent unfair competition and not to stifle the Participant’s inherent skill and experience; (iv) will not interfere with the Participant’s ability to earn a livelihood; and (v) do not confer a benefit upon the Company that is disproportionate to the detriment to the Participant. The Participant further acknowledges that he or she had a full and free choice as to whether to accept the terms of this Award Agreement, including the terms of this Addendum, and

2200 W. Airfield Drive - DFW Airport, TX 75261 that by accepting the Award, the Participant consents to be bound by all terms of this Award Agreement. If the Participant is last employed by a Group member in California, Colorado, Illinois, North Dakota, Oklahoma, Oregon, Washington D.C., or any other state or jurisdiction that prohibits or restricts the enforcement of agreements relating to post-service non-competition or non- solicitation of employees, then Sections 2 and 3 of this Addendum will not apply to the Participant following the termination of the Participant’s service if enforcement of such Section or Sections would be prohibited by applicable law. If the Participant is a practicing attorney, the Restrictive Covenants in Section 2 of this Addendum shall not apply to the Participant in a way that would restrict his or her ability to practice law or otherwise violate applicable rules of professional conduct. 5. Remedies for Breach of Award Agreement and Termination for Cause; Repayment of Proceeds; Claw-back Policy. The Company’s obligations to the Participant under this Award Agreement are expressly contingent upon the Participant’s performance of his or her obligations under this Award Agreement, including but not limited to those contained in this Addendum. The Participant agrees that any breach by the Participant of this Award Agreement will result in the immediate forfeiture and cancellation of the Award and will entitle the Company to all its remedies allowed in law or equity, including but not limited to the return of any shares of Stock and the proceeds received by the Participant from the sale of any shares of Stock issued on settlement of the Award. If the Participant violates this Award Agreement, including this Addendum, the Participant’s service is terminated for Cause, or the Company discovers after the termination of the Participant’s service that grounds existed for Cause at the time of such termination, then, in addition to any other remedy available (on a non-exclusive basis), the Participant shall pay to the Company, within 30 days of the Company’s request, an amount, specified by the Company, up to the sum of the then-current market value of the shares of Stock held by the Participant that were issued on settlement of the Award and the aggregate after-tax proceeds received by the Participant upon the sale or other disposition of any shares of Stock issued on settlement of the Award. The Participant and the Company agree that injury caused by the Participant’s breach may be difficult or impossible to accurately estimate, that the parties intend for the amounts discussed in the preceding sentences to provide for damages rather than a penalty, and that the sum is a reasonable estimate of the Company’s probable loss. The Participant further agrees that any breach by the Participant of the Restrictive Covenants set forth in this Addendum will cause the Company irreparable harm and shall entitle the Company to an injunction to prevent a further breach of these Restrictive Covenants by the Participant, in addition to any and all remedies available to the Company. The Participant acknowledges and agrees that quantifying the damages suffered by the Company for his or her breach of the Restrictive Covenants might not be possible or feasible, or provide adequate compensation to the Company at law and that the balance of the hardships tips in favor of enforcing this Award Agreement. Accordingly, the Participant agrees that the Company shall be entitled, if any such breach shall occur or be either threatened or attempted, if it so elects, to seek from a court a temporary, preliminary, and permanent injunction, without being required to post a bond, enjoining and restraining such breach or threatened or attempted breach. The Participant also agrees the then-current market value of any remaining shares of the Stock that the Participant holds that were issued on settlement of the Award, and any after-tax proceeds the Participant received from the sale of any shares of Stock that were issued on settlement of the Award, to the extent the

2200 W. Airfield Drive - DFW Airport, TX 75261 Participant has not already remitted such amounts to the Company pursuant to the terms of this Addendum, shall be a fair and reasonable measure of the Company’s damages for the Participant’s breach and does not constitute a penalty. In addition to any other remedies available to the Company in the event the Participant breaches any portion of these Restrictive Covenants, the Company shall be entitled to recover its reasonable attorney fees if it succeeds in obtaining an injunction against the Participant for breach or threatened breach of this Addendum or otherwise proving in court that the Participant violated any provision of these Restrictive Covenants. Should legal proceedings be initiated by the Company to enforce the Restrictive Covenants, the commencement of the Restricted Period will begin on the date of the entry of an order granting the Company injunctive, monetary or other relief from the Participant’s actual or threatened breach of the Restrictive Covenants; provided that if the Participant is employed by a Group member in Australia, the forgoing shall be subject to any order to the contrary by a court of applicable jurisdiction. The Participant acknowledges that the purpose and effect of the Restrictive Covenants would be frustrated by measuring the duration of the Restricted Period from the termination of the Participant’s service where the Participant fails to honor his or her obligations until directed to do so by court order. The Participant further agrees to waive and not assert any claim for advancement of legal fees, costs, or expenses pursuant to the Company’s by-laws or based on other authority in the event the Company initiates a legal action against the Participant for violation of the Restrictive Covenants. 6. Governing Law. Notwithstanding anything in the Award Agreement to the contrary, this Addendum shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any otherwise governing principles of conflicts of law; provided that, if the Participant is a resident of Australia, this Addendum shall be governed by and construed in accordance with the laws of New South Wales without giving effect to any otherwise governing principles of conflicts of law.